THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account L

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account L

Group Variable Annuity

Supplement dated August 22, 2014 to the Prospectus dated May 1, 2014

This supplement outlines a change to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part.

The following information is provided to you on behalf of the fund company and outlines a change to an underlying investment option in your contract.

Delaware VIP® Trust – The Delaware VIP Smid-Cap Growth Series is now sub-advised by Jackson Square Partners, LLC.

All other provisions of your prospectus not discussed in the supplement remain unchanged. Please keep this supplement with your prospectus for future reference.